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                                                                   EXHIBIT 10.12










                         CERTIFICATE PURCHASE AGREEMENT



                          Dated as of August  1, 1998


                                    between


                   ATHERTON INTERMEDIATE FUNDING 1998-A INC.,
                                  as Depositor



                                      and



                  ATHERTON FRANCHISEE LOAN FUNDING 1998-A LLC,
                                   as Issuer
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                               TABLE OF CONTENTS

1.   Definitions.............................................................. 1

2.   Agreement to Sell and Purchase........................................... 2

3.   Conveyance of Assets and Payment of Purchase Price....................... 2

4.   Representations, Warranties and Covenants................................ 2

5.   UCC Filings.............................................................. 3

6.   Depositor's Acknowledgment............................................... 3

7.   Intent to Effect Irrevocable, Absolute Sale and not a Transfer as
     Collateral or Security................................................... 3

8.   Receipt.................................................................. 4

9.   GOVERNING LAW............................................................ 4

10.  Counterparts............................................................. 4

                                       i
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          This CERTIFICATE PURCHASE AGREEMENT, dated as of August 1, 1998 (this
"AGREEMENT"), is entered into by and between ATHERTON INTERMEDIATE FUNDING 1998-A INC., a Delaware corporation (the "DEPOSITOR"), and ATHERTON FRANCHISEE LOAN FUNDING 1998-A LLC, a limited liability company organized under the laws of the state of Delaware (the "ISSUER").

                              W I T N E S S E T H:

          WHEREAS, the Depositor is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

          WHEREAS, the Issuer is a limited liability company duly organized and existing under and by virtue of the laws of the State of Delaware and has full power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

          WHEREAS, the Depositor is the Holder of a Certificate of Beneficial Ownership (the "CERTIFICATE OF BENEFICIAL OWNERSHIP") evidencing a 100% beneficial interest in the Atherton Intermediate Funding 1998-A Grantor Trust (the "GRANTOR TRUST"), the assets of which consist of a pool of franchise loans (the "LOANS") and certain other assets (collectively, the "TRUST ESTATE");

          WHEREAS, the Depositor desires to sell, and the Issuer desires to purchase, the Certificate of Beneficial Ownership, subject to the terms and conditions of this Agreement;

          WHEREAS, the Issuer intends to pledge the Certificate of Beneficial Ownership as security for the Issuer's Notes issued pursuant to the terms of an Indenture of Trust, dated as of August 1, 1998 (the "INDENTURE"), between the Issuer and Bankers Trust Company, as indenture trustee (the "INDENTURE TRUSTEE")

          NOW THEREFORE, the parties hereto agree as follows:

              1.     Definitions
                     -----------
             (a) For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

             (b) All terms defined in this Agreement shall have the defined meanings ascribed to such terms herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

             (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any
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such certificate or other document, and accounting terms partly defined in this
Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are consistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

             (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

             (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

             (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

              2.     Agreement to Sell and Purchase. The Depositor agrees to
                     ------------------------------
sell, and the Issuer agrees to purchase, on the date hereof, the Certificate of Beneficial Ownership in consideration of $ *** /1/ (the "CERTIFICATE PURCHASE PRICE") to be paid by the Issuer. On the date hereof, the Issuer will Grant to the Indenture Trustee, pursuant to the Indenture, all of the Issuer's right, title and interest in, to and under the Certificate of Beneficial Ownership and this Agreement.

              3.     Conveyance of Assets and Payment of Purchase Price. In
                     --------------------------------------------------
consideration of the payment and delivery by the Issuer to the Depositor of the Purchase Price, the Depositor does hereby (a) transfer, grant, bargain, sell, assign, convey, set over and deliver to the Issuer, absolutely and not as collateral security, without recourse except as expressly provided herein, and the Issuer does hereby purchase, accept and receive, all of the Depositor's right title and interest in, to and under the Certificate of Beneficial Ownership and (b) agree to protect and defend the Issuer's interest in the Certificate of Beneficial Ownership.

              4.     Representations, Warranties and Covenants
                     -----------------------------------------

             (a) The Issuer hereby expressly assumes and agrees and undertakes to pay, perform and otherwise discharge as the same shall become due in accordance with their

--------------
             /1/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

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respective terms, all duties, responsibilities and obligations of the Holder of the Certificate of Beneficial Ownership under the Pooling Agreement;

             (b) Each of the Depositor and the Issuer hereby agrees, at any time and from time to time, to obtain, procure, execute, deliver, affix and file all such further agreements, bills of sale and assignments, instruments, documents, receipts, notices, statements, powers, writings and information, and to do and cause to be done all such further acts and things as the other party may reasonably request in connection herewith;

             (c) Each of the Depositor and the Issuer represents and warrants to the other that, effective as of the Closing Date, (i) it is duly organized, validly existing and in good standing in the jurisdiction of its organization and that its principal place of business and chief executive office is in the State of California, (ii) it has full power and authority to enter into this Agreement and to perform its obligations hereunder, (iii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder, will conflict with or result in a breach or default under any of its organizational documents, any law, rule, regulation, judgment, order or decree to which it is subject or any agreement or instrument to which it is a party, and (iv) this Agreement, and its execution, delivery and performance hereof have been duly authorized by it, and this Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation enforceable against it in accordance with the terms hereof;

              5.     UCC Filings.  The Depositor hereby covenants and agrees to
                     -----------
file, or cause to be filed, at the Depositor's sole cost and expense such financing statements on Form UCC-1 as the Issuer shall reasonably request in connection with the sale and conveyance of the Certificate of Beneficial Ownership, and the Depositor shall deliver file-stamped copies of all documents filed pursuant to this Section 5 to the Issuer and the Indenture Trustee as soon as available following such filing.

              6.     Depositor's Acknowledgment.  The Depositor hereby agrees
                     --------------------------
and acknowledges that the Issuer intends to Grant its rights hereunder and its rights to the Certificate of Beneficial Ownership to the Indenture Trust Estate and to the Indenture Trustee pursuant to the terms of the Indenture. The Depositor further agrees and acknowledges that the Indenture Trustee and the Noteholders have relied and will continue to rely upon each of the foregoing representations and warranties, and further agrees that such Persons are entitled so to rely thereon. Each of the above representations and warranties shall survive the Grant of the Certificate of Beneficial Ownership to the Indenture Trustee and shall continue in full force and effect, notwithstanding subsequent termination of this Agreement. The above representations and warranties shall inure to the benefit of any permitted transferee of the Indenture Trustee, and title to such Certificate of Beneficial Ownership shall not be a part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

              7.     Intent to Effect Irrevocable, Absolute Sale and not a
                     -----------------------------------------------------
Transfer as Collateral or Security. The Depositor and the Issuer hereby confirm
----------------------------------
their intent and agree that the Depositor is irrevocably transferring, granting, bargaining, selling, assigning, conveying and delivering to the Issuer the Certificate of Beneficial Ownership absolutely and not as collateral security. If, notwithstanding the parties' intent to effect a sale, the transactions contemplated hereby are

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characterized as a financing, the Depositor hereby grants to the Issuer a security interest in the Certificate of Beneficial Ownership, and this Agreement shall be deemed a security agreement within the meaning of the UCC.

              8.     Receipt. By their respective signatures below, the
                     -------
Depositor hereby acknowledges receipt of the Certificate Purchase Price, and the Issuer hereby acknowledges receipt of the Certificate of Beneficial Ownership.

              9.     GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                     -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

              10.    Counterparts.  This Agreement may be executed by the
                     ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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          IN WITNESS WHEREOF, the Depositor and the Issuer have caused this
Agreement to be duly executed as of the date first written above.

                                    ATHERTON INTERMEDIATE FUNDING 1998-A, INC.,
                                       as Depositor


                                    By:  /s/ Mark H. McGourty
                                         ---------------------------------
                                         Name:  Mark H. McGourty
                                         Title:  Treasurer


                                    ATHERTON FRANCHISEE LOAN FUNDING 1998-A LLC


                                    By:  Atherton Intermediate Funding 1998-A,
                                         Inc., its Managing Member


                                    By:  /s/ Mark H. McGourty
                                         ---------------------------------
                                         Name:  Mark H. McGourty
                                         Title:  Treasurer